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                                                                   Exhibit 99.1
                                                                   ------------

                          SECTION 906 CERTIFICATION

       CERTIFICATION PURSUANT TO SECTION 1350 OF CHAPTER 63 OF TITLE 18
                          OF THE UNITED STATES CODE

        I, Robert H. Benmosche, the Chief Executive Officer of MetLife, Inc. (the "Company"), certify that (i) the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 (the "Form 10-Q") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.




Date:   May 13, 2003



                                        By: /s/ Robert H. Benmosche
                                            ---------------------------------
                                                Robert H. Benmosche
                                                Chairman, President and Chief
                                                Executive Officer